                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  MARCH 5, 1997
                                                  -------------


                      HEALTHCARE FINANCIAL PARTNERS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    O-21425            58-1844418
------------------------------     ------------     -------------------
 (State or Other Jurisdiction      (Commission         (IRS Employer
      of Incorporation)             File Number)    Identification No.)


 2 WISCONSIN CIRCLE, SUITE 320, CHEVY CHASE, MARYLAND          20815
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code   (301) 961-1640
                                                     --------------



                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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     HCFP Funding II, Inc., a Delaware corporation (the "Subsidiary") and a wholly owned subsidiary of HealthCare Financial Partners, Inc., a Delaware corporation (the "Registrant"), entered into the Limited Partnership Agreement of HealthCare Financial Partners - Funding II, L.P. with HealthPartners Investors II, LLC, a Delaware limited liability company. The obligations of the Subsidiary under the partnership agreement have been guaranteed by the Registrant pursuant to a Guaranty Agreement between the Registrant and HealthPartners Investors II, LLC. The sole investor in the limited partnership is Farallon Capital Partners, a private equity fund based in San Francisco, California. Farallon Capital Partners has committed to provide up to $20 million to the partnership. The purpose of the partnership is to fund expansion of the Registrant's secured term lending program, which offers loans to small and middle market health care companies secured by certain assets, including accounts receivable, equipment, inventory, real estate and stock. Such loans will have a base interest rate coupled with warrants, other forms of equity or success fees. This program is an adjunct to the Registrant's core health care receivables finance program, which provides revolving advances or lines of credit secured by accounts receivable.

     Under the terms of the partnership agreement, the Subsidiary will act as general partner and will share in 20% of the profits of the partnership. In addition, the general partner has the right to acquire at any time the assets of HealthCare Financial Partners - Funding II, L.P. for 100% of book value, plus an amount equal to 10% of the limited partner's invested capital.

     A copy of the partnership agreement and the guaranty agreement are attached hereto as exhibits, are incorporated by reference herein, and the foregoing description is qualified in its entirety by reference to such exhibits.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------

     (c)  Exhibits
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          99.1 Limited Partnership Agreement of HealthCare Financial Partners -
               Funding II, L.P. dated as of March 5, 1997 between HCFP Funding II, Inc., as general partner, and HealthPartners Investors II, LLC, as limited partner, and Guaranty Agreement dated as of March 5, 1997 between HealthCare Financial Partners, Inc. and HealthPartners Investors II, LLC.

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEALTHCARE FINANCIAL PARTNERS, INC.


Date:  March 12, 1997         By:   /S/ Edward P. Nordberg, Jr.
                                    ---------------------------
                                    Edward P. Nordberg, Jr.
                                    Senior Vice President

                                      -3-
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

 99.1 Limited Partnership Agreement of HealthCare Financial Partners - Funding II, L.P. dated as of March 5, 1997 between HCFP Funding II, Inc., as general partner, and HealthPartners Investors II, LLC, as limited partner, and Guaranty Agreement dated as of March 5, 1997 between HealthCare Financial Partners, Inc. and HealthPartners Investors II, LLC.

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